                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                                August 19, 1997
                   ----------------------------------------------
                   Date of Report (Date of earliest event reported)



                        Factory Card Outlet Corp.
               ---------------------------------------------------------
                (Exact name of registrant as specified in its charter)




         Delaware                    0-21859              36-3652087
----------------------------  --------------------    -----------------
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Number)       Identification No.)




               745 Birginal Drive, Bensenville, Illinois  60106
              ---------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)



                                    (630) 238-0010
                           -------------------------------
                           (Registrant's telephone number)

Item 8.  Change in Fiscal Year.

    On August 19, 1997, Factory Card Outlet Corp. (the "Registrant") changed its fiscal year. The fiscal year of the Registrant will end on the Saturday that is closest to January 31st of each year. Previously, the fiscal year of the Registrant had ended on the Saturday that was closest to June 30th of each year. The Registrant intends to timely file a Form 10-K with the Securities and Exchange Commission covering the transition period of June 29, 1997 through January 31, 1997.

                                      SIGNATURE


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FACTORY CARD OUTLET CORP.


                                   /s/ CHARLES R. CUMELLO
                                  -----------------------
                                  Charles R. Cumello
Dated: August 27, 1997            President